                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         Southern Michigan Bancorp, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                             Monday, April 19, 1999


The Annual Meeting of Shareholders of Southern Michigan Bancorp, Inc. will be held on Monday, April 19, 1999 at Southern Michigan Bank & Trust, 51 West Pearl Street, Coldwater, Michigan at 4:00 p.m. for the purpose of considering and voting on the following matters:

         (1) Election of three (3) directors to serve for a three year period ending with the annual meeting of shareholders following the year ended December 31, 2001.

         (2) Ratification of the selection of Crowe, Chizek and Company LLP as Independent Auditors for 1999.

Shareholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the Annual Meeting.

It is important that your shares be represented at the meeting. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may revoke your proxy and vote in person.

                                      By Order of the Board of Directors



                                      James T. Grohalski
                                      Secretary to the Board
                                      March 15, 1999

                         SOUTHERN MICHIGAN BANCORP, INC.
                              51 West Pearl Street
                            Coldwater, Michigan 49036

                                 PROXY STATEMENT

General Information
-------------------

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Southern Michigan Bancorp, Inc. (the "Corporation"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held Monday, April 19, 1999 at 4:00 p.m. at Southern Michigan Bank & Trust, 51 West Pearl Street, Coldwater, Michigan (the "Annual Meeting"), or any adjournment thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting.

The costs of soliciting proxies will be paid by the Corporation. Proxies may be solicited by mail, in person or by telephone by directors, officers and regular employees of the Corporation. These persons will not be specially compensated for soliciting proxies.

As of March 1, 1999, the record date for the Annual Meeting, there were 1,857,130 shares of Common Stock of the Corporation, par value $2.50 per share, ("Common Stock") issued and outstanding. Each outstanding share is entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. The transaction of business at the Annual Meeting requires the presence of a quorum, which will be established by the presence or representation at the Annual Meeting of shares of the Corporation entitled to cast a majority of the votes at the meeting. Directors will be elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Common Stock entitled to vote at the Annual Meeting (see "Proposal (1) Election of Directors"). The affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to approve Proposal (2). Shares as to which authority is withheld in the election of directors, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Since they are not votes cast, shares as to which authority is withheld will have no effect on the election of directors. Abstentions and broker non-votes will have the same effect as votes against Proposal (2).

Proxies are revocable by the delivery of written notice of revocation to the Secretary of the Corporation at any time before the proxy is exercised. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting and voting in person. All proxies returned before the Annual Meeting will be voted in accordance with the instructions contained therein. If the proxy is not marked with the shareholder's instructions as to voting, the shares to which the proxy relates will be voted for the nominees for director named in this Proxy Statement and in the discretion of the proxies on any other business as may properly come before the Annual Meeting. All shareholders are encouraged to mark, date and sign the enclosed proxy card and return it to Registrar and Transfer, the transfer agent for the Corporation's stock. This Proxy Statement and accompanying proxy card were first sent or given to shareholders on approximately March 15, 1999.

Principal Shareholders
----------------------

The following table sets forth, as of February 28, 1999, the names and addresses of all beneficial owners of 5% or more of Registrant's common stock (its only authorized class of stock), showing the amount and nature of such beneficial ownership:


--------------------------------------------------------------------------------------------------------------------
                            NAME & ADDRESS OF BENEFICIAL OWNER             AMOUNT & NATURE OF               PERCENT
     TITLE OF CLASS                                                        BENEFICIAL OWNERSHIP(1)          OF CLASS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      Common Stock         Southern Michigan Bank & Trust
                           51 West Pearl Street                                        323,463 (a)            17.42
                           Coldwater, Michigan  49036
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      Common Stock         Southern Michigan Bank & Trust                              133,609 (b)             7.19
                           Employee Stock Ownership Plan
                           51 West Pearl Street
                           Coldwater, Michigan  49036
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      Common Stock         Harvey B. Randall                                           132,839 (c)             7.15
                           8391 Old U.S. 27 South
                           Marshall, Michigan  49068
--------------------------------------------------------------------------------------------------------------------


         (1) Based upon information furnished to the Corporation by the beneficial owners named above. The nature of beneficial ownership for shares shown is sole voting and investment power, except as set forth below. Shares have been rounded to the nearest whole share.

                           (a) Shares are held by Bank's Trust Department in various fiduciary capacities which include power to vote the shares.

                           (b)      Shares are voted in accordance with
                                    instructions from plan participants.

                           (c)      Sole voting and investment power.

Proposal (1) Election of Directors
----------------------------------

Three directors are proposed to be elected at the Annual Meeting to serve for a three year period ending with the annual meeting of shareholders following the year ended December 31, 2001. All three of the proposed directors are currently serving directors.

The following table lists the names of the nominees, their ages as of February 28, 1999, principal occupations and year in which each became a director.

                                       PRINCIPAL OCCUPATION(S)                YEAR FIRST BECAME
NAME OF DIRECTOR              AGE       FOR PAST 5 YEARS (1)                DIRECTOR OF CORPORATION
----------------              ---      ---------------------                -----------------------

James P. Briskey              65        Owner - Briskey Elevator                        1982
                                        (grain elevator operator)

Nolan E. Hooker               47        Owner - Hooker Oil Co.                          1991
                                        (distributor of heating oil)

Jane L. Randall               77        Owner - Dally Tire Co.                          1982
                                        (tire distributor)

Notes:
------

         (1) The business experience of each director during the past five years was that typical of a person engaged in the principal occupation listed for each.

The following table sets forth, as of February 28, 1999, the total number of shares of the Corporation's common stock beneficially owned, and the percent of such shares so owned, by each director and by all directors and executive officers of the Corporation as a group.


---------------------------------------------------------------------------------------------------------------------
NAME OF INDIVIDUALS OR
NUMBER OF PERSONS IN                    AMOUNT AND NATURE OF                                  PERCENT OF
GROUP                                   BENEFICIAL OWNERSHIP (1)             TOTAL              CLASS
---------------------------------------------------------------------------------------------------------------------

James Briskey                                              9,680                 19,360             (1.04)
                                                        9,680(a)

H. Kenneth Cole                                              150                    150                (2)

William E. Galliers                                    1,517 (a)                  1,517                (2)


James T. Grohalski                                     19,667(b)                 19,667             (1.06)


Nolan E. Hooker                                          750 (a)                    750                (2)


Gregory J. Hull                                          789 (a)                    789                (2)


Thomas E. Kolassa                                          1,356                  1,356                (2)


James J. Morrison                                      2,272 (a)                  2,272                (2)


Jane L. Randall                                            5,129                  5,129                (2)


Freeman E. Riddle                                          4,120                  6,344                (2)
                                                        2,224(a)

Jerry L. Towns                                            212(a)                 11,930                (2)
                                                       11,718(c)

All directors and executive officers
as a group (11 persons)                                   69,264                 69,264               3.72

         (1) Based upon information furnished to the Registrant by the individual named and the members of the designated group. The nature of beneficial ownership for shares shown is sole voting and investment power except as set forth below. Shares have been rounded to the nearest whole share.

                           (a)      Shared voting and investment power
                           (b)      Includes 16,662 shares held by the
                                    Corporation's Employee Stock Ownership Plan as to which Mr. Grohalski has voting power.
                           (c)      Includes 11,718 shares held by the
                                    Corporation's Employee Stock Ownership Plan as to which Mr. Towns has voting power.

         (2) Less than one percent (1%).

Meetings, Committees and Compensation of the Board of Directors
---------------------------------------------------------------

The Board of Directors of the Corporation held twelve (12) meetings during 1998. All directors attended at least 75 percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all standing committees of the Board on which they serve.

The Corporation's Board of Directors has an Audit Committee. The Committee is comprised of Messrs. Galliers, Hull, Kolassa and Cole. The Audit Committee determines whether adequate internal controls are being maintained. It meets with the Corporation's independent auditors to review internal controls, procedures of the Corporation and the Bank, the scope of internal audits, the financial position of the Corporation and external audits of the Corporation.

The Bank's Board of Directors has a Compensation Committee. The Committee is comprised of Messrs. Morrison, Kolassa, Cole and Briskey. The Compensation Committee is responsible for setting and administering the policies which govern annual compensation and incentive programs. In addition, from time to time, it reviews all executive compensation and benefit programs available to executive officers of the Corporation and to all officers and staff of the Bank. In this respect, the Committee makes recommendations to the Board of Directors with respect to the Compensation of the President and Chief Executive Officer, as well as reviewing and approving the President and Chief Executive Officer's recommendations for other officers of the Corporation.

The Corporation's Board of Directors has an Executive Committee. The Committee is comprised of Messrs. Towns, Grohalski, Hull, Riddle, Briskey and Mrs. Randall. The Executive Committee reviews major policy changes, evaluates the performance of the President and Chief Executive Officer and reviews any merger or expansion plans. The Executive Committee also acts as the nominating committee for future members of the Board of Directors. The Committee also reviews any promotions to Executive Officer status.

Currently, each director of the Corporation whose principal occupation is not with the Corporation or the Bank receives an annual fee of $6,108 which will be indexed for inflation in 1999. In addition, outside directors are compensated $150 for each committee meeting attended and participate in a bonus program based upon the achievement of growth and profitability goals. The 1998 bonus paid to each outside director was $1,595.

Executive Compensation
----------------------

The following table sets forth compensation paid by the Registrant and the Bank with respect to the fiscal year ended December 31, 1998 to the Corporation's Chief Executive Officer and the only other executive officer whose combined salary and bonus exceeded $100,000.

                                            SUMMARY COMPENSATION TABLE

                                                                            ANNUAL COMPENSATION
                                                                            -------------------
                                                                                           ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR             SALARY ($)(1)             COMPENSATION ($)(2)
--------------------------------------------------------------------------------------------------------------------
Jerry L. Towns
      President and Chief Executive             1998                 $151,844                     $5,878
      Officer of the Registrant and             1997                 $146,059                     $5,978
      Chairman of the Bank                      1996                 $149,201                     $5,978

James T. Grohalski
      Executive Vice President and              1998                 $133,813                     $7,400
      Chief Financial Officer of the            1997                 $135,225                     $7,202
      Registrant and President of the           1996                 $123,968                     $7,191
      Bank



         (1) The amounts shown include amounts deferred under the 401(k) provisions of the Bank's Employee Stock Ownership Plan ("ESOP") and the Bank's Executives' Deferred Compensation Plan ("Deferred Compensation Plan").

         (2) The amounts shown include the following for 1998: (i) employer contributions to accounts in the ESOP and the Deferred Compensation Plan of $2,500 and $3,000, respectively for Mr. Towns; and $3,994 and $3,000 respectively for Mr. Grohalski; (ii) $378 and $406 constituting the value of insurance premiums paid by the Bank for term life insurance for Mr. Towns' and Mr. Grohalski's benefit, respectively.

Mr. Towns retired as President and Chief Executive Officer of the Corporation and Chairman of the Bank effective December 31, 1998. He will continue to serve as Chairman of the Board of Directors. Mr. Grohalski became President and Chief Executive Officer of both the Corporation and the Bank upon Mr. Towns' retirement.

Retirement Benefits
-------------------

Officers of the Registrant participate in the Southern Michigan Bank & Trust Retirement Plan (the "Retirement Plan"), which has been adopted by the Registrant. Under the terms of the Plan, a normal monthly retirement benefit is provided to covered employees who attain the age of 65. It provides for a normal retirement benefit after 30 years of credited service equal to 35% of a participant's actual monthly compensation based on the participant's highest consecutive five year average compensation (see column captioned "Remuneration"). For participants with less than 30 years credited service, reduced benefits are available in an amount equal to the normal retirement benefit reduced by 1/30 for each year of service less than 30. Participants are 100% vested after five years of credited service, and are subject to forfeiture upon termination of employment with credited service less than five years. The following table represents estimated normal annual benefits payable on a straight-life annuity basis upon retirement at age 65 and are not subject to deduction for social security benefits:

                                                PENSION PLAN TABLE


                                                                               YEARS OF SERVICE
----------------------------------------------------------------------------------------------------------------------------------
                REMUNERATION                              25                          30                           35
----------------------------------------------------------------------------------------------------------------------------------
                  110,000                              $32,100                      $38,500                     $38,500
----------------------------------------------------------------------------------------------------------------------------------
                  120,000                               35,000                      42,000                       42,000
----------------------------------------------------------------------------------------------------------------------------------
                  130,000                               37,900                      45,500                       45,500
----------------------------------------------------------------------------------------------------------------------------------
                  140,000                               40,800                      49,000                       49,000
----------------------------------------------------------------------------------------------------------------------------------
                  150,000                               43,750                      52,500                       52,500
--------------------------------------------- --------------------------- ---------------------------- ---------------------------


Jerry L. Towns has 26 years of credited service and $139,000 current covered remuneration. James T. Grohalski has 31 years of credited service and $125,000 current covered remuneration.

The Bank also has in effect supplemental retirement arrangements in the form of Executive Employee Salary Continuation Agreements with its executive officers under which a specified annual benefit, in addition to that provided under the Retirement Plan, is payable to the officer upon retirement at age 65, subject to reduction for credited service of less than 30 years on the same basis as under the Retirement Plan. The specified benefit under the salary continuation agreements is also payable beginning at age 65, if the officer is terminated or has his title, responsibility or compensation significantly lessened or the status of his employment is changed without his consent. The specified annual benefit, when added to the benefit under the Retirement Plan, is intended to be approximately equal to the benefit the officer would have received under the Retirement Plan but for a plan amendment which changed the Plan's benefit formula to comply with changes in pension laws and which substantially reduced the executive officers' benefits. For Jerry L. Towns, the specified annual benefits payable upon retirement at age 65 under the supplemental retirement arrangement is $16,860. For James T. Grohalski, the specified annual benefit payable upon retirement at age 65 under the supplemental retirement arrangement is $22,060.

The Bank also has a Deferred Compensation Plan for directors and certain executive officers. Under the Deferred Compensation Plan, participants elect to defer a portion of their compensation (in the case of directors, their fees) on a pretax basis. Upon retirement at or after age 65, the participant or his designated beneficiary is entitled to a benefit equal to the amount of the participant's deferrals to the Plan plus earnings on such deferrals at a specified rate of interest compounded annually, payable in equal monthly amounts for not less than 180 months. Upon the participant's termination of employment or retirement before age 65, the benefit payable to the participant at age 65 is determined by multiplying the amount deferred under the Plan by the ratio of the number of months for which the participant made deferrals to the number of months from the time the participant began making deferrals to the participant's reaching age 65. The amounts shown in the summary compensation table above include amounts deferred as contributions under the Plan, which amounts are subject to forfeiture pursuant to the formula described above for determining the applicable benefit in the event the participant's employment terminates before retirement at age 65.

Transactions with Directors and Officers
----------------------------------------

Directors and officers of the Corporation and their associates were customers of, and had transactions with the Bank in the ordinary course of business during 1998. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Proposal (2) Selection of Independent Auditors
----------------------------------------------

The firm of Crowe, Chizek and Company LLP examined and certified the financial statements of the Corporation for the year ended December 31, 1998. Upon the recommendation of the Audit Committee, the Board of Directors has selected Crowe, Chizek and Company LLP to act as the Corporation's independent auditors for 1999.

This selection is being submitted to shareholders for ratification. While such ratification is not required, the Corporation believes it is an important corporate decision in which shareholders should participate. If the selection is not ratified, the Board of Directors may, nevertheless, choose to retain Crowe, Chizek and Company LLP as auditors for 1999.

A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make any comments deemed appropriate.

Other Matters
-------------

The Board of Directors knows of no matters to be presented for consideration at the Annual Meeting other than the matters described herein. Should any other matter properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote on such matters in their discretion.

Additional Information
----------------------

The financial statements of the Corporation, supplementary financial information and management's discussion and analysis of operations for the fiscal year ended December 31, 1998 are included in the Corporation's accompanying 1998 Annual Report to Shareholders.

The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. Form 10-K will be available upon request after March 31, 1999. To request a copy of the Form 10-K address the request to Southern Michigan Bancorp, Inc., 51 West Pearl Street, Coldwater, Michigan 49036, Attention:
Secretary.

                                    By Order of the Board of  Directors



                                    James T. Grohalski
                                    Secretary

                                REVOCABLE PROXY
                        SOUTHERN MICHIGAN BANCORP, INC.


                                                                                                        With       For All
                                                                                               For      hold       Except
[X] PLEASE MARK VOTES                            1.  Election of Directors of all nominees    [ ]      [ ]         [ ]
    AS IN THIS EXAMPLE                               listed below (except as marked to the
                                                     contrary below):
PROXY FOR ANNUAL MEETING
SOUTHERN MICHIGAN BANCORP, INC.                       James P. Briskey     Nolan E. Hooker     Jane L. Randall
  The undersigned does hereby appoint
Stanley E. Tipton and Jaylen T. Johnson,          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
or either one of them, proxy with full            NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
power of substitution, in the name,               IN THE SPACE PROVIDED BELOW.
place and stead of the undersigned,
to vote all of the Common Shares of               --------------------------------------------------------------
Southern Michigan Bancorp, Inc., held
by the undersigned on March 1, 1998               2. Ratification of the
at the Annual Meeting of Shareholders                selection of Crowe, Chizek and     FOR     AGAINST   ABSTAIN
to be held at Southern Michigan Bank                 Company LLP as Independent         [ ]       [ ]       [ ]
& Trust, 51 West Pearl Street,                       Auditors for 1999.
Coldwater, Michigan, on April 19, 1999
at 4:00 p.m., and at any adjournment or              The Board of Directors recommends shareholders vote "FOR" the nominees listed
adjournments thereof with all the                  in Proposal (1) and "FOR" Proposal (2). IF NO SPECIFIC VOTE IS GIVEN, THE PROXY
powers the undersigned would possess               WILL BE VOTED "FOR" ALL NOMINEES AND "FOR" PROPOSAL (2).  If any other business
if personally present.  The Board of               is presented at the meeting, this proxy shall be voted IN THE DISCRETION OF THE
Directors of the Corporation recommends            PROXIES.  All shares represented by properly executed proxies will be voted as
a vote in favor of the following                   directed. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be
proposals;                                         revoked before its exercise by either written notice or notice in person at the meeting or by a subsequently dated proxy. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting and Proxy Statement, each dated March 15,
                                                   1999, for the Annual Meeting of Shareholders of the Company called for April 19,
                                                   1999.

                                                   NOTE: Please sign your name(s) exactly as printed on your stock certificates to authorize the voting of your shares as indicated above.  Persons signing as
                                                   Executors, Administrators, Trustees, etc. should so indicate. Corporate, should be signed by an authorized officer.



PLEASE BE SURE TO SIGN AND DATE         Date
 THIS PROXY IN THE BOX BELOW



  Stockholder sign above      Co-holder (if any) sign above



/\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\


                        SOUTHERN MICHIGAN BANCORP, INC.

-------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------
